UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 29, 2006

WALTER INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13711	13-3429953
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

4211 W. Boy Scout Boulevard, Tampa, Florida	33607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 871-4811

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

Item 8.01                Other Events.

On November 29, 2006, the Board of Directors of Mueller Water Products, Inc. (“Mueller Water”), a majority-owned subsidiary of Walter Industries, Inc. (the “Company”), approved salary increases, annual bonuses for fiscal year 2006, and equity grant awards for, among others, certain named executive officers of the Company. The salary increases are permitted by the terms of each employment agreement between Mueller Water, or, in the case of Gregory Hyland, the Company, and the officer listed below.  Bonuses for fiscal year 2006 were approved in accordance with Mueller Water’s Executive Incentive Plan and the provisions of the relevant employment agreement.  Equity awards were granted in accordance with Mueller Water’s 2006 Stock Incentive Plan.

Officer Name	Title	Annual Salary 2007	Annual Bonus F/Y 2006	Number of Non Qualified Stock Options (1)	Number of Restricted Stock Units (2)
Gregory Hyland	Chairman, Chief Executive Officer and President of the Company and Mueller Water Products, Inc.	$760,000	(3)	88,300	103,964
Thomas E. Fish	President, Anvil International, Inc., a subsidiary of Mueller Water Products, Inc.	$294,580	$597,981	14,928	17,576
Dale B. Smith	Chief Operating Officer, Mueller Water Products, Inc.	$415,000	$3,095,461	55,188	64,977

(1)                                  Each non-qualified stock option was granted on November 29, 2006 under Mueller Water’s 2006 Stock Incentive Plan.   Each option is for a share of Mueller Water’s Series A common stock, and has an exercise price equal to $15.09/share, the closing share price for Mueller Water’s Series A common stock on the grant date.  Each option vests in three, equal annual installments, commencing on the first anniversary of the date of grant.

(2)                                  The restricted stock units (RSU’s) were granted on November 29, 2006 under Mueller Water’s 2006 Stock Incentive Plan. Each RSU represents the right to receive one share of Mueller Water’s Series A common stock on November 29, 2013, the seventh anniversary of the date of grant, subject to accelerated vesting in certain instances.

(3)                                  Mr. Hyland’s annual bonus will be granted to him in February 2007 under the terms of the Company’s incentive program and Mr. Hyland’s employment contract.

The information provided pursuant to this Item 8.01, is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER INDUSTRIES, INC.

By:	/s/ Victor P. Patrick
Title:	Victor P. Patrick
Vice Chairman, General Counsel
and Secretary

Date:  December 4, 2006